SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2020 (July 28, 2020)

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3182
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange
        Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 29, 2020, Aaron's, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;  APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 29, 2020, the Company issued a press release announcing its intent to separate its Progressive Leasing and Aaron’s Business segments into two independent, publicly traded companies. In addition, the Company announced changes to its leadership structure in connection with the proposed separation as described below. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Steven A. Michaels, the Company’s Chief Financial Officer and President of Strategic Operations, has been appointed Chief Executive Officer of the Company’s Progressive Leasing business segment, effective July 31, 2020, succeeding Ryan Woodley. In connection with his new position, Mr. Michaels’ base salary will be $675,000 with a target annual incentive award of 100% of his base salary and a target long-term incentive award of 333% of his base salary. Mr. Michaels will also receive a restricted stock grant with an aggregate value of $300,000, that will vest over a three-year period in equal installments beginning March 7, 2021. Previously, Mr. Michaels, age 49, served as the Company’s Chief Financial Officer and President of Strategic Operations since February 2016 and, prior to that date, Mr. Michaels served as the Company’s President from April 2014 to February 2016. Mr. Michaels has no family relationships with any of the Company’s directors or executive officers and there are no transactions in which Mr. Michaels has an interest in that would require disclosure under Item 404(a) of Regulation S-K. Additionally, Mr. Michaels does not have an employment agreement with the Company.

Blake Wakefield, President and Chief Revenue Officer of the Progressive Leasing business segment will continue to serve in that capacity. Both Messrs. Michaels and Wakefield will continue to serve in their respective capacities following completion of the separation.

Kelly Wall, the Company’s Senior Vice President of Finance and Treasurer, will replace Mr. Michaels and serve as Interim Chief Financial Officer of the Company, effective July 31, 2020. In connection with his new position, Mr. Wall’s base salary will be $500,000 with a target annual incentive award of 60% of his base salary and a target long-term incentive award of 100% of his base salary. Mr. Wall will also receive a restricted stock grant with an aggregate value of $128,000, that will vest over a three-year period in equal installments beginning March 7, 2021. Mr. Wall has also entered into a severance and change-in-control agreement in substantially the same form as was previously filed by the Company as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019. Previously, Mr. Wall, age 46, served as the Company’s Senior Vice President of Finance and Treasurer since January 2019 and, prior to that date, Mr. Wall served as the Company’s Vice President of Finance, Treasury and Investor Relations from February 2017 to January 2019, Chief Financial Officer of CNG Holdings, Inc., a financial services company, from August 2016 to February 2017, President of KW Financial Consulting LLC, an independent consulting services company, from November 2015 to August 2016, and as Senior Vice President of Finance of TMX Finance LLC, one of the largest privately-owned consumer specialty finance companies in the United States, from July 2013 to October 2015. Mr. Wall has no family relationships with any of the Company’s directors or executive officers and there are no transactions in which Mr. Wall has an interest in that would require disclosure under Item 404(a) of Regulation S-K. Additionally, Mr. Wall does not have an employment agreement with the Company.

Also, effective July 31, 2020, Douglas Lindsay, President of the Company’s Aaron’s Business segment, will become Chief Executive Officer of the Aaron’s Business, and Steve Olsen, Chief Operating Officer of the Aaron’s Business, will become President of the Aaron’s Business. Both Messrs. Lindsay and Olsen will continue to serve in their respective capacities following completion of the separation.

John Robinson, currently the Company’s President and Chief Executive Officer, will oversee the separation and is expected to depart his day-to-day role at the Company upon the earlier of the completion of the separation or December 31, 2020. He is expected to serve as Chairman of the Board of Directors of the Aaron’s Business following the separation and Ray Robinson, who currently serves as the Company’s Chairman of the Board of Directors, is expected to serve as Chairman of the Board of Directors of the Progressive Leasing Business following the separation.

Robert Sinclair, Jr., the Company’s Vice President, Corporate Controller, has also notified the Company of his intention to depart his day-to-day role at the Company upon the completion of the separation.

In connection with the above changes to the Company’s leadership structure, on July 28, 2020, the Company entered into a letter agreement with Mr. Woodley (the “Woodley Letter Agreement”) with respect to his new role at Progressive Finance Holdings, LLC (“Progressive”). Pursuant to the terms of the Woodley Letter Agreement, Mr. Woodley has resigned from all offices of Progressive (including the Chief Executive Officer Position) effective as of July 30, 2020 (the “Resignation Date”). During the 12-month period beginning on July 31, 2020 (the “Transition Period”), Mr. Woodley will provide such services to Progressive as it may reasonably request, provided that such services are limited to coaching, consulting and assisting in the onboarding of his replacement, and assisting in legal or regulatory matters involving Progressive.

The Woodley Letter Agreement further provides that, during the Transition Period, Mr. Woodley will (i) be paid at the rate of $200,000 annually in substantially equal periodic payments, (ii) continue to participate in Progressive’s and the Company’s benefit plans, and (iii) remain eligible to receive an annual cash incentive award (pro rated based on the Resignation Date) for 2020 as promptly as practicable after the Company’s Compensation Committee determines whether the applicable performance metrics were met for the full 2020 fiscal year. The Woodley Letter Agreement also provides that Mr. Woodley’s equity awards will be administered in accordance with their respective plan and award documents and that the amount of Mr. Woodley’s 2020 performance-based award that he will be eligible to earn will be calculated pro rata (based on the Resignation Date) on the date the Compensation Committee determines whether the applicable performance metrics for calendar year 2020 were met. In addition, the Woodley Letter Agreement also contains customary confidentiality, non-competition, non-solicitation, non-disparagement and other provisions applicable to Mr. Woodley’s resignation. The Woodley Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01.  REGULATION FD DISCLOSURE
As described above, on July 29, 2020, the Company announced its intention to separate its Progressive Leasing and Aaron’s Business segments into two independent, publicly traded companies. A copy of the investor presentation regarding the proposed separation is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.3 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description

10.1	Letter Agreement, dated July 28, 2020, between Aaron's, Inc. and Ryan Woodley.
99.1	Press release dated July 29, 2020.
99.2	Press release dated July 29, 2020.
99.3	Investor Presentation, dated July 29, 2020.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
		By:	/s/ Robert W. Kamerschen
Date:	July 29, 2020		Robert W. Kamerschen Executive Vice President, General Counsel, Chief Corporate Affairs Officer & Corporate Secretary